

TwoRiver BANCORP

Service • Employee Satisfaction • Shareholder Value • Integrity • Community

Investor Presentation
February 2015

Forward-Looking Statement

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management's confidence and strategies and management's current views and expectations about new and existing programs and products, relationships, opportunities, technology and market conditions. These statements may be identified by such forward-looking terminology as "continues," "expect," "look," "believe," "anticipate," "may," "will," "should," "projects," "strategy" or similar statements. Actual results may differ materially from such forward-looking statements, and no reliance should be placed on any forward-looking statement. Factors that may cause results to differ materially from such forward-looking statements include, but are not limited to, unanticipated changes in the financial markets and the direction of interest rates; volatility in earnings due to certain financial assets and liabilities held at fair value; competition levels; changes in loan and investment prepayment assumptions; insufficient allowance for credit losses; a higher level of loan charge-offs and delinquencies than anticipated; material adverse changes in our operations or earnings; a decline in the economy in our market areas; changes in relationships with major customers; changes in effective income tax rates; higher or lower cash flow levels than anticipated; inability to hire or retain qualified employees; a decline in the levels of deposits or loss of alternate funding sources; a decrease in loan origination volume or an inability to close loans currently in the pipeline; changes in laws and regulations; adoption, interpretation and implementation of accounting pronouncements; operational risks, including the risk of fraud by employees, customers or outsiders; and the inability to successfully implement new lines of business or new products and services. For a list of other factors which would affect our results, see the Company's filings with the Securities and Exchange Commission, including those risk factors identified in the "Risk Factor" section and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2013. The statements in this presentation are made as of the date this material is finalized, even if subsequently made available by the Company on its website or otherwise. The Company assumes no obligation for updating any such forward-looking statements at any time, except as required by law.














At a Glance – Two River Bancorp

- New Jersey single-brand bank holding company
  - Headquartered in Central New Jersey (Monmouth County)
- Holding company for Two River Community Bank
  - Formed in 2006
- $781.2M in Total Assets

Your Community. Your Bank.


TwoRiver
COMMUNITY BANK

NASDAQ: TRCB

Corporate Headquarters	Tinton Falls, NJ
Subsidiaries	Two River Community Bank
Branches	15 in NJ
Loan Production Offices	3
Formed (Two River)	2006
Share Price	$8.44 (as of 1-23-2015)
Shares Outstanding*	7.9 M
Public Float*	6.8M
Market Cap	$67M(as of 1-23-2015)
Ownership	76% retail 14% insider 10% institutional (M3 Funds, Hovde Capital, BNY)
Total Assets*	$781.2M
Total Stockholder's Equity*	$93.9M
Tangible Book Value per Share	***$8.79 per share***
Price to Tangible Book Value	***96%***
P/E (TTM EPS of $0.73)	***11.6x***

** As of 12/31/2014*

Solid Financial Results

Commercial Lending Expertise / Mortgage Operation Provides Upside

- Strong track record in commercial / medical lending
- Niche expertise in Private Banking Division (medical practitioners and business owners) and SBA lending
- Residential mortgage expansion with experienced manager

New Jersey - Attractive Markets

(Monmouth / Middlesex / Union / Ocean counties)

- Above US National average household incomes
  - NJ is #3 in median household income by state
- Densely populated

Valuation Disconnect

- ROAA / ROATE increases in recent quarters compared to flattened Price-to-Tangible-Book

Experienced Management/Shareholder Friendly

- Dividend paying / history of share repurchases
- Seasoned management and lending team
- Engaged Board from local business communities

Consistent EPS Growth…


EPS (Diluted)
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.13
$0.14
$0.16
$0.17
$0.17
$0.17
$0.20
$0.18
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014

…Driving Increases in Tangible Book Value


Tangible Book Value Per Share
$9.00
$8.50
$8.00
$7.50
$7.00
$7.81
$7.85
$7.97
$8.11
$8.29
$8.45
$8.63
$8.79
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014*

**In December 2014, TRCB redeemed $6 million of its SBLF Preferred Stock, which resulted in a decrease in shareholder's equity for the quarter.*

Defined Growth Strategy in Place

Proactive approach to growing market share in New Jersey core by:



SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
HUNTERDON
SOMERSET
MIDDLESEX
MERCER
MONMOUTH
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

- Fully leveraging customer engagement and customer experience model over larger national institutions
- Cost-effectively expand branch network
- Expanded mortgage operation
- Systematically expanding loan portfolio
- Conservative credit underwriting parameters
- Deliver returns to shareholders through Book Value Improvements / ROE / Dividends (DRIP in place) / SBLF Repayment / Share Repurchase Program



$ in Millions
Total Assets
$800.0
$750.0
$700.0
$650.0
$600.0
$550.0
$500.0
$636.8
$674.6
$733.9
$769.7
$781.2
2010
2011
2012
2013
2014

Residential Mortgage Expansion – Key Catalyst

Under-served Housing Market

- Home buying process with larger institutions time consuming and low touch
- Smaller banks exiting residential business due to compliance requirements and lack of scale
- Above average household incomes / densely populated

Two River's Residential History

- Had not historically been a primary focus, as Company has built a strong presence in commercial / medical lending
- Has historically taken a reactive approach, treated as a "loss-leader"
- Company sees the opportunity to increase non-interest income

Opportunity: Leverage established presence and brand in desirable residential buying markets in New Jersey

Expansion of Mortgage Residential Business

- Proactive approach to lending
- Generated $16 million of loan originations in fourth quarter 2014
- Pipeline currently at $22 million, with 70% saleable
- Low loan to value and debt to income underwriting parameters



Monmouth County available real estate for sale at 1/22/2015
~ Zillow.com

Who We Are


TwoRiver
COMMUNITY BANK

Strong Regional Franchise

- Community bank established in January 2000
  - Holding company formed in 2006
- Focus on strong demographics of Monmouth, Ocean, Middlesex and Union Counties





Core Business Offerings

- Commercial, real estate and consumer lending
- Construction lending
- Medical and private banking
- Residential lending
- SBA lending
- Personal banking

New Jersey ~ Strong Regional Presence

TwoRiver BANCORP

Union County
Fanwood
Summit*
Westfield *(2 locations)*
Cranford


TwoRiver
COMMUNITY BANK

Middlesex
New Brunswick *(Kilmer Square Branch)*

Monmouth County
Allaire Airport
Atlantic Highlands
Middletown *(Main Office)*
Freehold* *(Branch opening Q1 2015)*
Port Monmouth
Red Bank
Tinton Falls *(headquarters)*
Tinton Falls *(2 locations)*
West Long Branch
Navesink
Manasquan

Ocean County
Toms River*

NJ is #1 in US in population density

US Census Estimates: 7/1/2013

NYC
a. 50 miles

Branch Metrics / Criteria

Two River locations serve as full service branches or loan production offices in strategic locations, surrounded by New Jersey businesses in some of the most densely populated areas / commercial businesses in the United States.

Philadelphia
a. 70 miles

* Loan Production Office

TRCB executive officers have over 90 years of combined experience in the banking industry



William D. Moss, President and CEO

- 34 years experience in the banking industry
- Has been with Two River since inception, and previously served with the Company as Executive Vice President and Senior Loan Officer
- Currently serves on the board of several banking associations located in New Jersey (New Jersey State Banking Advisory Council, past President of Community Banking Association of NJ, and as a Director of the New Jersey Bankers Association)



A. Richard Abrahamian, EVP and Chief Financial Officer

- 29 years experience in the banking industry
- Joined Two River in 2010
- Previously employed by major players in the New Jersey market such as PNC Bank, Synergy Financial Group and Center Bancorp



Alan B. Turner, EVP and Senior Loan Officer (Two River Community Bank)

- 28 years experience in the banking industry
- Joined Two River in 2000 as Vice President of Commercial Lending, and served as Senior Vice President of Commercial Lending from 2003 until promoted in 2008
- Solid background in Commercial Real Estate Lending

Operating / Financial Results


TwoRiver
COMMUNITY BANK

Loans and Deposits


($ in Millions)
$628
$642
Loans
Total Deposits


($ in millions)
Total Deposits
$700
$600
$500
$400
$300
$200
$100
$0
$524
$554
$607
$633
$642
2010
2011
2012
2013
2014

- 95% core, 22% non-interest bearing demand
- Stable low deposit cost of funds of 0.46%

TwoRiver BANCORP


Loan Mix
15.4%
14.2%
61.1%
4.9%
4.5%
Commercial & Industrial
Real Estate Construction
Real Estate Commercial
Real Estate Residential
Consumer


($ in millions)
Loans by Quarter
$640.00
$630.00
$620.00
$610.00
$600.00
$590.00
$580.00
$570.00
$560.00
$550.00
$578.60
$579.60
$587.46
$602.80
$592.10
$612.40
$615.30
$627.61
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014

Commercial Real Estate Highlights

- Relationship banking
- Conservative underwriting parameters
- Majority of portfolio is secured by NJ properties
- Average commercial loan size approximately $660,000
- Average LTV at origination was 75% or less
- Nearly 50% is owner-occupied

Financial Results - Annual



Net Income Available
to Common Shareholders ($ in 000s)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$4,898
$5,900
FY 2013
FY 2014



ROAA
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.69%
0.78 %
FY 2013
FY 2014



EPS (diluted)
$0.80
$0.60
$0.40
$0.20
$0.00
$0.60
$0.73
FY 2013
FY 2014



ROAE
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
5.49%
6.21%
FY 2013
FY 2014


Net Income Available
to Common Shareholders ($ in 000s)
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$-
$1,055
$1,145
$1,314
$1,384
$1,420
$1,390
$1,658
$1,432
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014


ROAA
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.64%
0.66%
0.73%
0.73%
0.78%
0.74%
0.87%
0.74%
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014


EPS (diluted)
$0.20
$0.15
$0.10
$0.05
$0.00
$0.13
$0.14
$0.16
$0.17
$0.17
$0.17
$0.20
$0.18
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014


ROAE
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.08%
5.15%
5.81%
5.89%
6.13%
5.90%
6.85%
5.91%
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014

Conservative Investment Approach

- Emphasize preservation of capital, primarily used for liquidity purposes
- Tax-equivalent yield: 2.1%
- Weighted average modified duration: 3.8 years
- As of December 31, 2014, total available-for-sale investments equaled $45.4 million at fair value
- Held-to-maturity securities at December 31, 2014 were $25.3 million at amortized cost

Investment Portfolio as of 12/31/2014


$2,445
$4,128
$2,709
$18,660
$19,348
$23,421
(Dollars in thousands)
U.S. Government agency securities
Municipal securities
U.S. Government-sponsored enterprises ("GSE") – Residential mortgage-backed securities
U.S. Government collateralized residential mortgage obligations
CRA Mutual Fund
Corporate debt securities, primarily financial institutions

Positioned well for rising interest rates

- Currently hold $18 million, or 2.3% of balance sheet, in overnight funds at FRB
- Net interest income simulation modeling indicates 1.5% improvement in year 2 based on +400 bp rate shock
- 39% of loan portfolio reprices within 12 months, while only 7% reprices over 5 years
- 40% of deposits represent core checking while 90% represent core deposits [1]

[1] Core checking consists of non-interest and interest checking deposits while core deposits consist of all deposits, except CD's over $100K


TwoRiver
COMMUNITY BANK

Valuation

TWO RIVER BANCORP

Strengths

- Strong Net Interest Margin
- Stable and Consistent EPS Growth
- Efficiency Ratio Lower than Nasdaq Bank Index

Weaknesses

- Non-interest income historically weaker than peers

Two River Compared to New Jersey Publicly Held Banks

	Total Assets MRQ ($000)	Market Cap of Traded Common Equity ($M)	ROAA LTM (%)	ROAE LTM (%)	NIM LTM (%)	Efficiency Ratio LTM (%)	Nonint Inc/ Operating Rev LTM (%)	Diluted EPS LTM ($)	Price/ Last 12-months EPS (x)	Price/ Tangible Book (%)	Total Return One Year (%)
Average	1,920,034	229.8	0.39	3.42	3.46	74.34	11.75	0.37	13.5	100.3	4.16
TRCB	**781,196**	**67.6**	**0.78**	**6.23**	**3.79**	**64.68**	**9.55**	**0.73**	**11.7**	**97.0**	**16.25**
Comparison to Average			*Better*	*Better*	*Better*	*Better*	*Below*	*Better*	*Discount*	*Discount*	*Better*

Source: SNL Financial as of 1-29-2015 – Full List in Appendix

- Tangible book value of $8.79 (annual increase of 7.7%)
- Five year CAGR on tangible book value of 6.90%
  - ($6.79 as reported in 2010 / $8.79 as reported in 2014)
- Increased quarterly dividend to $0.03 from $0.02 in Q2 2014
  - Dividend strategy focused on delivering returns, attractiveness of stock, properly sized (Yield of 1.4% at 1-23-2015), NOT limiting to any growth initiatives
  - Share repurchase program in place since January 2013

*At December 31, 2014


$9.00
$8.80
$8.60
$8.40
$8.20
$8.00
$7.80
$7.60
$0.02
$8.11
$0.02
$8.29
$0.03
$8.45
$0.03
$8.63
$0.03
$8.79
Q4 2014
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Tangible Book Value Per Share
Dividend

- Attractive franchise in demographically desirable markets in New Jersey
- Knowledgeable and experienced management team and bankers
- Corporate strategy remains focused on loan production while maintaining conservative underwriting culture
- Focused growth plan aimed at leveraging commercial expertise while strengthening non-interest income through residential lending expansion and SBA lending
- Compelling stock valuation in comparison with publicly-held NJ Peers
- Beginning to proactively reach out to investor community


TwoRiver
COMMUNITY BANK


TwoRiver
COMMUNITY BANK

NASDAQ Capital Market: TRCB
Two River Community Bank
766 Shrewsbury Avenue
Tinton Falls, NJ 07724

For Additional Information

At the Company:

A. Richard Abrahamian
Executive Vice President and Chief Financial Officer
Phone: 732-216-0166
Fax: 732-345-0614
Email: rabrahamian@tworiverbank.com

Investor Relations:
The Equity Group Inc.

Adam Prior
Senior Vice President
APrior@equityny.com
212-836-9606

Terry Downs
Associate
TDowns@equityny.com
212-836-9615

Appendix / Financial Information


TwoRiver
COMMUNITY BANK

Peer Data – Two River Performance / Valuation

TWO RIVER BANCORP

Strengths

- Strong Net Interest Margin
- Stable and Consistent EPS Growth
- Efficiency Ratio Lower than Nasdaq Bank Index

Weaknesses

- Non-interest income historically weaker than peers

Peer List of New Jersey Banks

Source: SNL Financial 1-29-15

Company Name	Ticker	Location	Total Assets MRQ ($000)	Market Cap of Traded Common Equity ($M)	ROAA LTM (%)	ROAE LTM (%)	NIM LTM (%)	Efficiency Ratio LTM (%)	Nonint Inc/ Operating Rev LTM (%)	Diluted EPS LTM ($)	Price/ Last 12-months EPS (x)	Price/ Tangible Book (%)	Total Return One Year (%)
Hopewell Valley Cmnty Bank	HWDY	Pennington, NJ	483,311	26.6	0.54	5.66	3.53	-	10.68	0.67	11.2	78.9	0.25
Bancorp of New Jersey Inc.	BKJ	Fort Lee, NJ	701,069	59.3	0.69	7.67	3.31	57.35	0.97	0.81	13.6	100.0	(18.49)
Stewardship Financial Corp.	SSFN	Midland Park, NJ	672,552	33.5	0.36	4.41	3.46	82.50	9.43	0.29	19.1	79.2	12.23
First Bank	FRBA	Hamilton, NJ	643,499	56.0	1.02	9.98	3.65	66.57	3.31	0.63	9.4	88.1	(4.03)
Community Bk of Bergen County	CMTB	Maywood, NJ	298,032	16.7	0.41	5.10	-	84.80	6.96	0.69	13.9	63.5	52.96
Highlands Bancorp Inc.	HSBK	Vernon, NJ	253,074	12.1	0.50	5.31	-	79.39	15.41	0.61	11.0	83.5	23.30
Unity Bancorp Inc.	UNTY	Clinton, NJ	969,593	76.2	0.67	10.09	3.51	68.07	16.49	0.78	11.7	113.8	20.92
New Jersey Community Bank	NJCB	Freehold, NJ	128,171	10.2	(1.10)	(10.73)	3.31	89.67	9.84	(0.79)	NM	70.4	(38.28)
Community First Bank	CFSO	Somerset, NJ	92,391	8.0	0.08	0.83	3.77	90.84	16.15	0.04	NM	91.9	(25.93)
Harvest Community Bank	HCBP	Pennsville, NJ	181,107	6.1	(0.37)	(4.37)	3.23	95.35	9.31	(0.61)	NM	40.8	(1.12)
Parke Bancorp Inc.	PKBK	Sewell, NJ	821,706	67.8	1.53	-	4.53	47.06	18.99	1.32	8.6	84.0	11.56
ConnectOne Bancorp, Inc.	CNOB	Englewood Cliffs, NJ	3,448,572	547.6	0.74	5.97	3.60	40.46	5.57	0.79	23.3	192.6	3.92
OceanFirst Financial Corp.	OCFC	Toms River, NJ	2,356,714	276.3	0.86	9.18	3.28	64.04	19.52	1.19	13.7	126.6	(4.38)
Shore Community Bank	SHRC	Toms River, NJ	226,040	15.5	0.56	5.77	3.13	73.77	15.53	0.56	12.5	67.8	27.13
Sun Bancorp Inc.	SNBC	Mount Laurel, NJ	2,718,305	336.9	(1.02)	(11.96)	2.92	106.69	17.31	(1.67)	NM	162.7	10.03
Valley National Bancorp	VLY	Wayne, NJ	16,726,410	2,127.4	0.80	8.40	3.23	68.61	12.49	0.66	13.9	160.7	(3.45)
Minimum			**92,391**	**6.1**	**(1.10)**	**(11.96)**	**2.92**	**40.46**	**0.97**	**(1.67)**	**8.6**	**40.8**	**(38.28)**
Median			**658,026**	**44.7**	**0.55**	**5.66**	**3.39**	**73.77**	**11.59**	**0.65**	**13.1**	**86.1**	**2.09**
Average			**1,920,034**	**229.8**	**0.39**	**3.42**	**3.46**	**74.34**	**11.75**	**0.37**	**13.5**	**100.3**	**4.16**
Maximum			**16,726,410**	**2,127.4**	**1.53**	**10.09**	**4.53**	**106.69**	**19.52**	**1.32**	**23.3**	**192.6**	**52.96**
Two River Bncp	**TRCB**	**Tinton Falls, NJ**	**781,196**	**67.6**	**0.78**	**6.23**	**3.79**	**64.68**	**9.55**	**0.73**	**11.7**	**97.0**	**16.25**
Comparison to Average					*Better*	*Better*	*Better*	*Better*	*Below*	*Better*	*Discount*	*Discount*	*Better*

Selected Statement of Operations

TwoRiver BANCORP

Selected Consolidated Earnings Data:	Three Months Ended Dec. 31, 2014	Sept. 30, 2014	Dec. 31, 2013	Twelve Months Ended Dec. 31, 2014	Dec. 31, 2013
Total Interest Income	**$ 7,699**	$ 7,655	$ 7,667	**$ 30,386**	$ 30,316
Total Interest Expense	**864**	851	909	**3,452**	3,799
Net Interest Income	**6,835**	6,804	6,758	**26,934**	26,517
Provision for Loan Losses	**100**	-	200	**621**	910
Net Interest Income after Provision for Loan Losses	**6,735**	6,804	6,558	**26,313**	25,607
Other Non-Interest Income	**736**	712	636	**2,932**	2,705
Other Non-Interest Expenses	**5,149**	4,822	4,974	**19,667**	20,180
Income before Income Taxes	**2,322**	2,694	2,220	**9,578**	8,132
Income Tax Expense	**863**	1,006	806	**3,561**	2,973
Net Income	**1,459**	1,688	1,414	**6,017**	5,159
Preferred Stock Dividend	27	30	30	**117**	261
Income available to common shareholders	**$ 1,432**	$ 1,658	$ 1,384	**$ 5,900**	$4,898
Per Common Share Data:					
Basic Earnings	**$ 0.18**	$ 0.21	$ 0.17	**$ 0.74**	$ 0.61
Diluted Earnings	**$ 0.18**	$ 0.20	$ 0.17	**$ 0.73**	$ 0.60
Book Value	**$ 11.08**	$ 10.92	$ 10.38	**$ 11.08**	$ 10.38
Tangible Book Value	**$ 8.79**	$ 8.63	$ 8.11	**$ 8.79**	$ 8.11
Average Common Shares Outstanding (in thousands):					
Basic	**7,913**	7,923	8,026	**7,932**	8,041
Diluted	**8,105**	8,105	8,190	**8,113**	8,190

Balance Sheet Highlights

($ in thousands)

	December 31, 2014	December 31, 2013
Total Assets	$781,196	$769,707
Loans	$627,614	$602,816
Total Deposits	$642,390	$633,449
Total Stockholders' Equity	$93,932*	$95,427

*Decrease year over year as the result of the Company redeeming $6 million of its SBLF Preferred Stock in December 2014

Quarterly Performance Metrics

($ in thousands, except per share data)

	4th Qtr. 2014	3rd Qtr. 2014	2nd Qtr. 2014	1st Qtr. 2014	4th Qtr. 2013	12 Mo. Ended 12/31/14	12 Mo. Ended 12/31/13
Net Income (000's)	**$1,459**	$1,688	$1,420	$1,450	$1,414	$6,017	$5,159
Income Available to Common Shareholders (000's)	**$1,432**	$1,658	$1,390	$1,420	$1,384	$5,900	$4,898
Earnings per Common Share – Diluted	**$0.18**	$0.20	$0.17	$0.17	$0.17	$0.73	$0.60
Return on Average Assets	**0.74%**	0.87%	0.74%	0.78%	0.73%	0.78%	0.69%
Return on Average Tangible Assets (1)	**0.76%**	0.89%	0.76%	0.79%	0.75%	0.80%	0.71%
Return on Average Equity	**5.91%**	6.85%	5.90%	6.13%	5.89%	6.21%	5.49%
Return on Average Tangible Equity (1)	**7.26%**	8.42%	7.28%	7.57%	7.29%	7.64%	6.82%
Net Interest Margin	**3.75%**	3.80%	3.78%	3.83%	3.79%	3.79%	3.84%
Non-Performing Assets to Total Assets	**1.00%**	1.03%	1.06%	1.26%	1.14%	1.00%	1.14%
Allowance as a % of Loans	**1.29%**	1.35%	1.27%	1.28%	1.31%	1.29%	1.31%

Asset Quality

($ in thousands)

	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2013
Nonaccrual loans	**$ 6,237**	$ 6,919	$ 6,670	$ 7,280	$ 6,009
Loans past due over 90 days and still accruing	**--**	--	--	--	--
OREO and Repossessed Assets	**1,603**	1,069	1,484	2,363	2,771
Total Non-Performing Assets	**7,840**	7,988	8,154	9,643	8,780
Troubled Debt Restructured Loans:					
Performing	**16,284**	17,258	20,760	22,813	23,021
Non-Performing	**4,269**	5,122	5,027	5,118	2,355
Non-Performing Loans to Total Loans	**0.99%**	1.12%	1.09%	1.23%	1.00%
Allowance as a % of Loans	**1.29%**	1.35%	1.27%	1.28%	1.31%
Non-Performing Assets to Total Assets	**1.00%**	1.03%	1.06%	1.26%	1.14%

Capital Ratios (Last Five Quarters)

TwoRiver BANCORP

Balance Sheet Ratios/ Capital (%)	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2013
Tangible Common Equity (TCE) / Tangible Assets	9.14	9.04	8.97	8.81	8.67
Leverage Ratio	9.95	10.78	10.61	10.58	10.40
Tier 1 Risk-based Ratio	11.36	12.00	11.80	11.88	11.99
Total Risk-based Capital Ratio	12.57	13.24	12.96	13.03	13.21

Capital Ratios (Year-end Comparison)

The capital ratios of the Company and the Bank, at September 30, 2014 and December 31, 2013, are presented below.

	Tier I Capital to Average Assets Ratio (Leverage Ratio)		Tier I Capital to Risk Weighted Assets Ratio		Total Capital to Risk Weighted Assets Ratio	
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Two River Bancorp	9.95%	10.40%	11.36%	11.99%	12.57%	13.21%
Two River Community Bank	9.90%	10.35%	11.31%	11.94%	12.51%	13.15%
"Adequately capitalized" institution (under Federal regulations)	4.00%	4.00%	4.00%	4.00%	8.00%	8.00%
"Well capitalized" institution (under Federal regulations)	5.00%	5.00%	6.00%	6.00%	10.00%	10.00%

Securities

(in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2014				
Securities available for sale:				
U.S. Government agency securities	$ 2,715	$ -	$ (6)	$ 2,709
Municipal securities	515	7	-	522
U.S. Government-sponsored enterprises ("GSE") – Residential mortgage-backed securities	21,403	31	(113)	21,321
U.S. Government collateralized residential mortgage obligations	16,419	53	(349)	16,123
Corporate debt securities, primarily financial institutions	2,494	4	(187)	2,311
	43,546	95	(655)	42,986
Community Reinvestment Act ("CRA") mutual fund	2,447	-	(2)	2,445
	$ 45,993	$ 95	$ (657)	$ 45,431
Securities held to maturity:				
Municipal securities	$ 18,138	$ 450	$ (33)	$ 18,555
GSE – Residential mortgage-backed securities	2,100	19	(20)	2,099
U.S. Government collateralized residential mortgage obligations	3,225	-	(25)	3,200
Corporate debt securities, primarily financial institutions	1,817	-	(264)	1,553
	$ 25,280	$ 469	$ (342)	$ 25,407

Reconciliation of Non-GAAP Measures

TwoRiver BANCORP

(In thousands, except per share data)	As of and for the Three Months Ended					As of and for the Twelve Months Ended	
	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2013	Dec. 31, 2014	Dec. 31, 2013
Total shareholders' equity	**$ 93,932**	$ 98,637	$ 97,257	$96,013	$95,427	**$ 93,932**	$95,427
Less: preferred stock	**(6,000)**	(12,000)	(12,000)	(12,000)	(12,000)	**(6,000)**	(12,000)
Common Shareholders' equity	**87,932**	$ 86,637	$ 85,257	$84,013	$83,427	**87,932**	83,427
Common shares outstanding	**7,940**	7,932	7,931	7,935	8,036	**7,940**	8,036
Book value per common share	**$ 11.08**	$ 10.92	$ 10.75	$10.59	$10.38	**$ 11.08**	$ 10.38
Book value per common share	**$ 11.08**	$ 10.92	$ 10.75	$10.59	$10.38	**$ 11.08**	$ 10.38
Effect of intangible assets	**$ (2.29)**	$ (2.29)	$ (2.30)	($2.30)	($2.27)	**$ (2.29)**	$ (2.27)
Tangible book value per common share	**$ 8.79**	$ 8.63	$ 8.45	$8.29	$8.11	**$ 8.79**	$ 8.11
Return on average assets	0.74%	0.87%	0.74%	0.78%	0.73%	0.78%	0.69%
Effect of intangible assets	0.02%	0.02%	0.02%	0.01%	0.02%	0.02%	0.02%
Return on average tangible assets	**0.76%**	0.89%	0.76%	0.79%	0.75%	**0.80%**	**0.71%**
Return on average equity	5.91%	6.85%	5.90%	6.13%	5.89%	6.21%	5.49%
Effect of average intangible assets	1.35%	1.57%	1.38%	1.44%	1.40%	1.43%	1.33%
Return on average tangible equity	**7.26%**	8.42%	7.28%	7.57%	7.29%	**7.64%**	**6.82%**

The presentation contains certain financial information determined by methods other than in accordance with generally accepted accounting policies in the United States (GAAP). These non-GAAP financial measures are "book value per common share", "tangible book value per common share", "return on average tangible assets," and "return on average tangible equity." This non-GAAP disclosure has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. Our management uses these non-GAAP measures in its analysis of our performance because it believes these measures are material and will be used as a measure of our performance by investors.